                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  VAN KAMPEN ASSET ALLOCATION CONSERVATIVE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Asset Allocation Conservative Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes for   Against   Abstain   Non-votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   7,924,902   232,626   501,671       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          VAN KAMPEN GLOBAL GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Global Growth Fund was held on Monday, May 10, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes for   Against   Abstain   Non-votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   1,023,419    3,985     17,996       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             VAN KAMPEN LEADERS FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Leaders Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes     Votes      Broker
MATTER                                                  VOTES FOR   AGAINST   ABSTAIN   NON-VOTES
------                                                 ----------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   14,166,877   365,201   926,501       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         VAN KAMPEN MID CAP GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Mid Cap Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                      Votes       Votes       Broker
Matter                                                  Votes for    Against     Abstain    Non-votes
------                                                 ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.   43,344,542   1,287,058   3,076,706       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         VAN KAMPEN SMALL CAP VALUE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Small Cap Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes      Votes       Broker
Matter                                                  Votes for   Against    Abstain    Non-votes
------                                                 ----------   -------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.   29,658,933   736,476   2,227,293       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       VAN KAMPEN VALUE OPPORTUNITIES FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Value Opportunities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1) Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes for   Against   Abstain   Non-votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   9,731,346   160,018   244,328       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     VAN KAMPEN ASSET ALLOCATION GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Asset Allocation Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes     Broker
Matter                                                 Votes for   Against   Abstain   Non-votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   9,818,560   208,150   755,346       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    VAN KAMPEN ASSET ALLOCATION MODERATE FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Asset Allocation Moderate Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                     Votes     Votes      Broker
Matter                                                  Votes for   Against   Abstain   Non-votes
------                                                 ----------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   15,280,098   427,503   983,420       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                           VAN KAMPEN CORE EQUITY FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Core Equity Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
Matter                                                 Votes for   Against   Abstain   Non-votes
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   3,157,965   167,866   289,303       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                        VAN KAMPEN SMALL CAP GROWTH FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Small Cap Growth Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                      Votes       Votes       Broker
MATTER                                                  VOTES FOR    AGAINST     ABSTAIN    NON-VOTES
------                                                 ----------   ---------   ---------   ---------
(1) Approve an Agreement and Plan of Reorganization.   61,151,492   1,144,590   4,173,109       0

                                                                    Sub-Item 77C

               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                             VAN KAMPEN UTILITY FUND

A Special Meeting ("Meeting") of Shareholders of Van Kampen Utility Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)  Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

                                                                    Votes     Votes      Broker
MATTER                                                 VOTES FOR   AGAINST   ABSTAIN   NON-VOTES
------                                                 ---------   -------   -------   ---------
(1) Approve an Agreement and Plan of Reorganization.   4,238,200   138,541   245,898       0